                                                                   EXHIBIT 99.01

                      First USA Credit Card Master Trust
                      Excess Spread Analysis - July 2001

----------------------------------------------------------------------------------------------------------------------
Series                                  1994-4         1994-6         1994-8        1995-2        1996-2        1996-4
Deal Size                               $870MM         $898MM         $602MM        $795MM        $723MM        $602MM
Expected Maturity                     11/15/01        1/15/02       11/15/01       3/15/02       6/10/03       8/10/06
----------------------------------------------------------------------------------------------------------------------

Yield                                   18.97%         18.97%         18.98%        18.97%        18.97%        18.97%
Less:   Coupon                           4.25%          4.24%          4.34%         4.18%         4.12%         4.16%
        Servicing Fee                    1.50%          1.50%          1.50%         1.50%         1.50%         1.50%
        Net Credit Losses                7.37%          7.37%          7.37%         7.37%         7.37%         7.37%
Excess Spread:
        July-01                          5.85%          5.86%          5.78%         5.93%         5.99%         5.94%
        June-01                          4.57%          4.58%          4.65%         4.70%         4.72%         4.68%
        May-01                           5.04%          5.05%          5.23%         5.17%         5.15%         5.10%
Three Month Average Excess Spread        5.15%          5.16%          5.22%         5.27%         5.29%         5.24%

Delinquency:
        30 to 59 Days                    1.35%          1.35%          1.35%         1.35%         1.35%         1.35%
        60 to 89 Days                    0.94%          0.94%          0.94%         0.94%         0.94%         0.94%
        90+ Days                         1.77%          1.77%          1.77%         1.77%         1.77%         1.77%
        Total                            4.07%          4.07%          4.07%         4.07%         4.07%         4.07%

Payment Rate                            15.15%         15.15%         15.15%        15.15%        15.15%        15.15%


----------------------------------------------------------------------------------------------------------------------
Series                                  1996-6         1996-8         1997-1        1997-2        1997-3        1997-4
Deal Size                             $1,039MM         $482MM         $904MM        $602MM        $602MM        $602MM
Expected Maturity                     11/10/03        1/10/04        2/17/04       5/17/04       6/17/02       6/17/07
----------------------------------------------------------------------------------------------------------------------

Yield                                   18.97%         18.97%         18.97%        18.97%        18.97%        18.97%
Less:   Coupon                           4.08%          4.06%          4.02%         4.04%         4.01%         4.13%
        Servicing Fee                    1.50%          1.50%          1.50%         1.50%         1.50%         1.50%
        Net Credit Losses                7.37%          7.37%          7.37%         7.37%         7.37%         7.37%
Excess Spread:
        July-01                          6.02%          6.04%          6.09%         6.06%         6.09%         5.97%
        June-01                          4.76%          4.79%          4.85%         4.82%         4.85%         4.73%
        May-01                           5.19%          5.21%          5.28%         5.25%         5.28%         5.16%
Three Month Average Excess Spread        5.32%          5.34%          5.40%         5.38%         5.40%         5.29%

Delinquency:
        30 to 59 Days                    1.35%          1.35%          1.35%         1.35%         1.35%         1.35%
        60 to 89 Days                    0.94%          0.94%          0.94%         0.94%         0.94%         0.94%
        90+ Days                         1.77%          1.77%          1.77%         1.77%         1.77%         1.77%
        Total                            4.07%          4.07%          4.07%         4.07%         4.07%         4.07%

Payment Rate                            15.15%         15.15%         15.15%        15.15%        15.15%        15.15%
======================================================================================================================

                      First USA Credit Card Master Trust
                      Excess Spread Analysis - July 2001

---------------------------------------------------------------------------------------------------------------------
Series                                1997-5       1997-6  (1)       1997-7        1997-8         1997-9       1998-1
Deal Size                             $783MM         $1,566MM        $602MM        $939MM         $602MM       $843MM
Expected Maturity                    8/17/04          7/17/02       9/17/04       9/17/07       10/17/04      5/18/03
---------------------------------------------------------------------------------------------------------------------

Yield                                 18.97%          21.40%        18.97%        18.97%         18.97%        18.97%
Less:   Coupon                         4.27%           6.50%         4.02%         4.08%          3.99%         4.17%
        Servicing Fee                  1.50%           1.50%         1.50%         1.50%          1.50%         1.50%
        Net Credit Losses              7.37%           7.37%         7.37%         7.37%          7.37%         7.37%
Excess Spread:
        July-01                        5.83%           6.03%         6.08%         6.03%          6.11%         5.93%
        June-01                        4.61%           5.05%         4.84%         4.79%          4.87%         4.71%
        May-01                         5.05%           5.07%         5.27%         5.21%          5.30%         5.20%
Three Month Average Excess Spread      5.16%           5.39%         5.40%         5.34%          5.42%         5.28%

Delinquency:
        30 to 59 Days                  1.35%           1.35%         1.35%         1.35%          1.35%         1.35%
        60 to 89 Days                  0.94%           0.94%         0.94%         0.94%          0.94%         0.94%
        90+ Days                       1.77%           1.77%         1.77%         1.77%          1.77%         1.77%
        Total                          4.07%           4.07%         4.07%         4.07%          4.07%         4.07%

Payment Rate                          15.15%          15.15%        15.15%        15.15%         15.15%        15.15%


---------------------------------------------------------------------------------------------------------------------
Series                                1998-4          1998-5        1998-6        1998-7         1998-8        1998-9
Deal Size                             $843MM          $783MM        $964MM        $904MM         $602MM        $747MM
Expected Maturity                    7/18/05         8/18/03       8/18/08       8/18/01        9/18/05       1/20/04
---------------------------------------------------------------------------------------------------------------------

Yield                                 18.97%          18.97%        18.97%        18.97%         18.97%        18.97%
Less:   Coupon                         4.00%           3.98%         4.21%         3.99%          4.07%         5.35%
        Servicing Fee                  1.50%           1.50%         1.50%         1.50%          1.50%         1.50%
        Net Credit Losses              7.37%           7.37%         7.37%         7.37%          7.37%         7.37%
Excess Spread:
        July-01                        6.10%           6.12%         5.89%         6.11%          6.03%         4.75%
        June-01                        4.87%           4.89%         4.67%         4.87%          4.79%         3.65%
        May-01                         5.34%           5.36%         5.16%         5.35%          5.28%         4.24%
Three Month Average Excess Spread      5.44%           5.45%         5.24%         5.45%          5.37%         4.22%

Delinquency:
        30 to 59 Days                  1.35%           1.35%         1.35%         1.35%          1.35%         1.35%
        60 to 89 Days                  0.94%           0.94%         0.94%         0.94%          0.94%         0.94%
        90+ Days                       1.77%           1.77%         1.77%         1.77%          1.77%         1.77%
        Total                          4.07%           4.07%         4.07%         4.07%          4.07%         4.07%

Payment Rate                          15.15%          15.15%        15.15%        15.15%         15.15%        15.15%
=====================================================================================================================

(1) Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                      First USA Credit Card Master Trust
                      Excess Spread Analysis - July 2001

----------------------------------------------------------------------------------------------------------------------
Series                                  1999-1         1999-2         1999-3        1999-4        2001-1        2001-2
Deal Size                             $1,205MM         $602MM         $833MM        $595MM        $893MM       $1488MM
Expected Maturity                      2/19/04        2/21/06        4/19/04       5/20/02       1/19/06       3/19/04
----------------------------------------------------------------------------------------------------------------------

Yield                                   18.97%         18.97%         18.97%        18.97%        18.97%        18.97%
Less:   Coupon                           4.23%          4.29%          4.23%         3.99%         4.08%         4.02%
        Servicing Fee                    1.50%          1.50%          1.50%         1.50%         1.50%         1.50%
        Net Credit Losses                7.37%          7.37%          7.37%         7.37%         7.37%         7.37%
Excess Spread:
        July-01                          5.87%          5.81%          5.87%         6.11%         6.03%         6.08%
        June-01                          4.67%          4.61%          4.67%         4.90%         4.81%         4.87%
        May-01                           5.13%          5.08%          5.14%         5.36%         5.26%         5.32%
Three Month Average Excess Spread        5.22%          5.17%          5.23%         5.45%         5.36%         5.42%

Delinquency:
        30 to 59 Days                    1.35%          1.35%          1.35%         1.35%         1.35%         1.35%
        60 to 89 Days                    0.94%          0.94%          0.94%         0.94%         0.94%         0.94%
        90+ Days                         1.77%          1.77%          1.77%         1.77%         1.77%         1.77%
        Total                            4.07%          4.07%          4.07%         4.07%         4.07%         4.07%

Payment Rate                            15.15%         15.15%         15.15%        15.15%        15.15%        15.15%


--------------------------------------------------------------
Series                                 2001-3          2001-4
Deal Size                              $750MM          $714MM
Expected Maturity                      3/20/06        8/10/06
-------------------------------------------------------------

Yield                                   18.97%         18.97%
Less:   Coupon                           4.08%          4.09%
        Servicing Fee                    1.50%          1.50%
        Net Credit Losses                7.37%          7.37%
Excess Spread:
        July-01                          6.02%          6.01%
        June-01                          4.81%          4.76%
        May-01                           5.27%        N/A
Three Month Average Excess Spread        5.37%          5.39%

Delinquency:
        30 to 59 Days                    1.35%          1.35%
        60 to 89 Days                    0.94%          0.94%
        90+ Days                         1.77%          1.77%
        Total                            4.07%          4.07%

Payment Rate                            15.15%         15.15%
======================================================================================================================